Exhibit 99.2

2Q24 Financial Earnings July 31, 2024

2 This presentation includes forward - looking statements that are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward - looking statements. Forward - looking statements are typically identified by words or phrases such as “will,” “anticipate, ” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward - looking statements include, but are not limited to, guidance regarding 2024 financial and operational results and our ab ility to successfully execute our 2024 company strategic goals supporting the guidance, including our quality initiatives designed to improve our customer’s experiences; anticipated Kineti c b roadband subscribers and market penetration growth, including broadband additions; availability and timing of delivery of fiber broadband to customers, including fiber broadband penetrati on; number of households or locations that may be served generally and related to funding from various state and federal broadband programs, including future programs, public - private partnerships wit h government entities, the Rural Digital Opportunity Fund and the Broadband Equity and Access Deployment Program (BEAD); opportunities related to strategic sales, products, and strategic reve nue growth across all of our business units; expectations regarding expense management activities, including continuation of reduction in interconnection and access expense, and the timing and ben efit of such activities; statements regarding possible benefits of the proposed transaction with Until Group, Inc., that was announced publicly in May 2024; and any other statements regarding plan s, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward - looking statements regarding Windstream’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events, performance, or results. Actual future event s a nd results may differ materially from those expressed in these forward - looking statements as the result of a number of important factors. Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements i nclude risks and uncertainties relating to increased competitive pressures as state and federal broadband funding programs provide opportunities for new entrants in our markets and possible overbuilding of our network; our ability to, and the extent to which, we participate in BEAD and are able to successfully secure funding via competitive bidding processes over our competitors , especially in light of the various bidding requirements and program parameters proposed by the individual states for the award of BEAD funding; loss of funding from the Affordable Connectivity Program tha t m ay lead to customer disconnects or other state or federal subsidy programs that are not yet permanent programs; the effect of any changes in federal or state governmental regulations or statu tes , including any new regulations regarding alleged digital discrimination and net neutrality in the marketplace; uncertainty created in the federal Universal Service Fund program based on pending legal actions; oversight or enforcement ac tiv ities by state or federal agencies; that the proposed transaction with Uniti Group, Inc., could cause distraction by management and an allocation of resources that otherwise would have been attributed t o the business; adverse changes in economic conditions, including the impact of foreign wars or political upheaval; risks and uncer tai nties from cost pressures and inflation on our customers’ communications and payment decisions and on the business of our vendors; adverse economic, political or market conditions related to epidemics, pandemics, or dise ase outbreaks, and the impact of these conditions on our business operations and financial position and on our customers; impact of any supply chain delays or sh ortages on our business operations and on our customers’ ability to operate their business; that the expected benefits of cost reduction and expense management activities are not realized or ad ver sely affect our sales and operations or are otherwise disruptive to our business and personnel; the impact of new, emerging, or competing technologies and our ability to utilize these technologies to provide services to our customers; and general U.S. and worldwide economic conditions and related uncertainties. Windstream does not undertake any obligation to publicly update any forward - looki ng statement, whether as a result of new information, future events or otherwise.

3 Paul Sunu Chief Executive Officer Drew Smith Chief Financial Officer & Treasurer Genesis White VP, Investor Relations & Assistant Treasurer

4 Be the PREMIER broadband provider Be the TRUSTED communications and security advisor Be the INNOVATIVE wholesale leader OPERATIONS & SUPPORT Be the unwavering foundation that aligns, nurtures and enables us to be our best Focus o diversity and inclusion Prioritize quality and trust. Do it right the first time, every time. Give our best in everything we do.

5 Adjusted EBITDAR of $362M, up 4% year to date (1) Strong Strategic Revenue Trends ▪ Continued focus on Strategic & Advanced IP portfolios, which now represent 89% of total Enterprise Market service revenue (3)(4) ▪ Wholesale had solid performance highlighted by high demand from telecom, cable and content customers Consumer Highlights ▪ Kinetic consumer service revenue down 2% year - over - year largely driven by impact of the ACP step - down (2) ▪ Strong fiber additions of 17K in quarter ▪ Consumer Broadband ARPU of $89.13 up 2% y - o - y Interconnection Expense Reduction (4) ▪ Total interconnection expense fell by 16% y - o - y; legacy - TDM related expenses (5) fell by 26% y - o - y ▪ Of the $645 million in annualized interconnection expense remaining, $279 million relates to TDM services (5) & (1) Adjusted EBITDAR excluding gain on sale of IPv4 assets in 1Q24 (2) Step - down of the Affordable Connectivity Program (ACP) b egan in 2Q24; Windstream’s ACP customer base received ~$3M in monthly subsidy under this program (3) Excludes End user surcha rge s; (4) Based on 2Q24 results on an annualized basis (5) Includes TDM expenses as shown on Slide 11, plus Network Facilities (excluding Fi ber Expense) & Fiber Build Momentum Continues ▪ 94K new consumer premises added year to date ▪ Approximately 1.6 million consumer premises now have access to FTTH services ▪ 36% coverage of consumer households was achieved by quarter end

1,258 1,290 1,352 1,396 1,437 1,466 26 34 40 48 54 64 10 12 14 15 17 23 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 1 Gbps Consumer Premises Passed by Type (in 000’s) RDOF PPP Strategic 94K 1 Gbps Consumer Premises Constructed Year to Date 6 1,553 1,294 1,336 1,406 1,459 1,508

72% 76% 79% 81% 81% 44% 50% 53% 57% 58% 10% 22% 29% 34% 36% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2020 2021 2022 2023 2Q24 25 Mbps+ 100 Mbps+ 1Gbps % of Homes in Kinetic Footprint with Access to Available Speeds 7

24 23 20 18 17 25.5% 25.8% 26.3% 26.6% 26.9% 20% 21% 22% 23% 24% 25% 26% 27% 28% 275 300 325 350 375 400 425 450 475 2Q23 3Q23 4Q23 1Q24 2Q24 383 363 340 401 418 Ended 2Q with Consumers on 1G capable facilities, up 17K from 1Q24 Penetration Consumer Fiber Subscription Growth Shows Strong Adoption of New 1 Gbps Facilities ▪ Ending Fiber Subscribers ▪ Penetration Rate Note: Consumer Subscriber counts in 000’s 8

< 1 Year Cohorts 18% 16% 22% 15% 15% 20% 22% 25% 26% 27% 24% 29% 28% 23% 23% 29% 22% 21% 26% 27% 29% 30% 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 25% 24% 20% 3Q23 4Q23 1Q24 Newest Fiber Cohorts Are Showing Strong Penetration Early Note: Cohort penetration reflects consumers on 1G capable facilities, within the respective cohort, at the 12 - month (Year 1 Penetratio n) and 24 - month (Year 2 Penetration) anniversary of the cohort being launched. Less than 1 Year cohort penetration is shown as of June 30, 2024, reflecting penetration at the 9 - , 6 - and 3 - month mark for cohorts c ompleted in the third and fourth quarter of 2023, and first quarter of 2024, respectively. 40% Target Penetration Over a 4 Year Period 6 - Month Penetration 3 - Month Penetration Year 1 & Year 2 Cohort Penetration Year 1 Penetration Year 2 Penetration 9 - Month Penetration 9

Financial Overview 2023 2023 2023 2023 2024 2024 Q2 Q3 Q4 YE Q1 Q2 Revenue and Sales Kinetic Market 537$ 530$ 540$ 2,143$ 547$ 529$ Enterprise Market 338 346 314 1,369 316 287 Wholesale Market 106 115 103 437 114 100 Service Revenue 980$ 991$ 958$ 3,948$ 977$ 916$ Product & Fiber Sales 11 11 9 39 24 11 Total Revenue and Sales 991$ 1,002$ 967$ 3,987$ 1,001$ 926$ Expenses Direct Segment Expenses 358$ 363$ 337$ 1,421$ 343$ 326$ Network Access & Facilities 129 127 118 505 111 109 Shared Network & Operations 75 75 72 302 70 64 Information Techology/Shared Corporate 69 68 60 271 71 65 Total Expenses 631$ 632$ 588$ 2,499$ 595$ 565$ Adjusted EBITDAR 360$ 370$ 379$ 1,488$ 406$ 362$ Adjusted EBITDAR Margin % 36.3% 36.9% 39.2% 37.3% 40.6% 39.1% (Dollars in Millions) 10 (1) 1Q24 Adjusted EBITDAR excluding gain on sale of IPv4 assets (1)

TDM Retirement Accelerates Cost Reduction and Improves Customer Experience 11 Interconnection Expenses (in millions) 2Q23 2Q24 YoY Annualized Annualized Change % TDM 79$ 38$ (51%) IP/Ethernet 242$ 216$ (11%) Last Mile Access 321$ 255$ (21%) TDM 46$ 12$ (74%) IP/Ethernet 19$ 15$ (19%) Network Access 65$ 27$ (58%) Network Facilities (excluding Fiber Expense) 61$ 40$ (34%) Fiber Expense & Other 22$ 19$ (14%) Network Facilities Expense 83$ 59$ (29%) Enterprise Interconnect and Network Facilities Expense 469$ 342$ (27%) Network Facilities (excluding Fiber Expense) 189$ 189$ 0% Fiber Expense & Other (2) 113$ 114$ 1% Kinetic & Wholesale Network Facilities Expense 302$ 303$ 1% Total Interconnect and Network Facilities Expense 771$ 645$ (16%) ▪ 2Q24 annualized run - rate of $645 million in interconnection and network facilities expenses; annualized decline of 16% ▪ $279 million of Legacy TDM - related expense (1) including Network Facility expense; annualized decline of 26% ▪ Continued execution of multi - year program to migrate legacy TDM customers to newer technologies, moving from circuit - level to market - level optimization ▪ The focus on market - level TDM removal will enable greater reductions in network real estate and colocation expenses (1) Includes TDM expenses as shown, plus Network Facilities (excluding Fiber Expense) (2) Kinetic Fiber Expense & Other was updated during the current quarter to include Kinetic Pole Attachment expense. Prior perio ds were restated to reflect this change

$250 $0 $0 $0 $0 $708 $1,400 $- $250 $500 $750 $1,000 $1,250 $1,500 2023 2024 2025 2026 2027 2028 $475 Debt Maturity as of November 10, 2022 Revolver Draw Note : Available capacity under credit facility excludes outstanding letters of credit of $134.1 million of which $104.6 million w as issued to Universal Service Administrative Company as a condition for Windstream receiving RDOF funding The amended senior secured revolving credit facility will have $500 million of capacity through September 21, 2024, and $475 mil lion of capacity through January 23, 2027 Net Liquidity 1 Net Debt to Adjusted EBITDA First Out Term Loan 1 Net Liquidity calculation includes $500 million revolver capacity through September 2024 Debt Maturity as of June 30, 2024 12 Term Loan Senior First Lien Notes Undrawn Revolver

Broadband Consumers (1) Fiber Broadband Consumers (1) Fiber Route Miles (1)(4) Fiber Households Today (1) Fiber Households – Build Plan (1) Windstream Owns 100GB POPs (1) Total Consumer Revenues (2) Kinetic Owned Assets (3) E&W Owned Assets (3) Kinetic Fully Owned and Operated Metrics 215K (20.7%) 117K (31.3%) 453K (29.2%) 651K (35.0%) $229M $2.5B E&W Owned & Operated 80K (75.0%) 1,358 (100.0%) $ 1.0B (1) Metric represents number and percentage of Windstream total not associated or encumbered by Uniti Master Lease Agreements as of June 30, 2024 (2) Consumer Revenues for FY 2023 that are not within in - footprint ILEC markets governed by Uniti ILEC Master Lease Agreement (3) Kinetic and E&W Owned Assets represent net PP&E, excluding CWIP, as of December 31, 2023, for Windstream owned assets (4) Beginning in 2Q24, the calculation of Fiber Route Miles was modified to align with Uniti disclosures 13

14 (all $ in millions) 2023 Results 2024 Guidance Adjusted EBITDAR (1) $1,488M Approximately flat y - o - y (adjusted for ACP expiration) (2) Capex, net (3) $798M Approximately $700M Unlevered Free Cash Flow (4) $155M Approximately $140M Fiber Consumer Customer Additions 96K Similar to 2023 Fiber Premises Constructed 232K Approximately 200K (lowered from previous: "Similar to 2023") (1) 2024 Adjusted EBITDAR guidance excludes the impact of non - core operating asset sales during the period (2) Adjusted for expected wind - down of the Affordable Connectivity Program (ACP) in 2Q 2024. Windstream’s ACP customer base currently receives ~ $3M in monthly subsidy under this program (3) Adjusted Capex, less GCI reimbursements (4) Total change in cash, excluding cash interest, cash taxes and debt amortization payments

Quarterly supplemental schedules (Pro Forma) Appendix 15